                                                                  EXHIBIT 10.12



                                OAK CREEK PLAZA
                                  OFFICE LEASE

         LESSOR:           OAK CREEK PLAZA ASSOCIATES

         LESSEE:           BAY BANK OF COMMERCE


         THIS AGREEMENT OF LEASE ("Lease") by and between Lessor and Lessee, provides as follows:

                             I.  SUMMARY PROVISIONS


A.       REFERENCE DATE:                                                     JULY  18,  1996.
         (Introductory Paragraph)                                          (Month) (Day) (Year)

B.       PREMISES:                2821 Crow Canyon Road, Suite 100
                                  San Ramon, California  94583
                                  Approximate Rentable Area:                5,526    SQ. FT.
                                  Upstairs:                                   714    SQ. FT.
                                  Downstairs:                               4,812    SQ. FT.

         (Addendum, Paragraph 1(B))
C.       PERMITTED USE:     BANKING SERVICES
         (Introductory
          Paragraph)
         (Addendum, Paragraph 1(C))
D.       TERM:              SIXTY (60) MONTHS
         (Paragraph 1)

E.       LEASE COMMENCEMENT DATE:    NOVEMBER 1, 1996
         (Paragraph 2)

F.       TURN-OVER DATE:             UPON EXECUTION OF LEASE DOCUMENTS

G.       BASE ANNUAL RATE:        Monthly Payment                     $7,500.00
         (Paragraph 3)                 Partial Month                  $ N/A


H.       SECURITY DEPOSIT:                                            $9,000.00
         (Paragraph 4)


I.       UTILITIES:                  X     Separately Metered
         (Paragraph 5)                100% of Meter #DJN 51-47402-4


J.       INSURANCE & TAXES:
         (Paragraphs 9 & 11)
         Pro Rata Share of Increase in Insurance & Taxes    N/A %
         Base Year Taxes             N/A
         Base Year Insurance         N/A


K.       INCREASE IN COST OF LIVING:
         (Paragraph 30)    X  Annual CPI Increase Maximum of   5%

L.       ADDRESS FOR NOTICES: LESSEE:
         (Paragraph 27)
                                         BAY BANK OF COMMERCE
                                         1495 EAST 14TH STREET
                                         SAN LEANDRO, CA  94577

                                LESSOR:

                                          Oak Creek Plaza Associates
                                          c/o Oakridge Management Company
                                          2821 Crow Canyon Road, Suite 203
                                          San Ramon, CA  94583


M.       EXHIBITS:                  EXHIBIT A:  SPACE PLAN
                                    EXHIBIT B:  OPTION TO EXTEND
                                    EXHIBIT C:  CONSTRUCTION OBLIGATIONS

N.       SPECIAL PROVISIONS:        See Addendum to Office Lease (p. 1-5)
                                                                --------------

O.       INCORPORATION OF DETAILED PROVISIONS:     The detailed provisions
         contained on pages 3 through 9 of this Lease and all Exhibits to this Lease are incorporated herein by this reference, unless specifically eliminated on pages 1 or 2.


                                   EXECUTION


         IN WITNESS WHEREOF the parties have executed this Lease the day and year set forth below.


                                               LESSOR:

                                               OAK CREEK PLAZA ASSOCIATES
                                               A California General Partnership


Dated:  7/31/96                   By  /s/ William G. Smith
      -----------------             ----------------------------------
                                              Managing Partner

                                    LESSEE:

                                    BAY BANK OF COMMERCE


Dated:  7/31/96                   By /s/ Richard M. Kahler
      ------------------            -----------------------------------

Dated:__________________          By___________________________________


Dated:__________________          By___________________________________

                            II.  DETAILED PROVISIONS


         THIS LEASE, executed in San Ramon, California, on the dates indicated below and with a reference date as set forth in the Summary Provisions, is by and between OAK CREEK PLAZA ASSOCIATES, a California general partnership, herein called "Lessor," and the Lessee designated in the Summary Provisions, herein called "Lessee."

         In consideration of the prompt payment of the rents by Lessee and the exact performance of the covenants and conditions hereinafter set forth by Lessee, Lessor hereby leases to Lessee, and Lessee hires from Lessor, for the sole purposes designated in the Summary Provisions those certain premises ("Premises") situated in the City of San Ramon, California, commonly described as the street address indicated in the Summary Provisions, on the following terms and conditions, reserving and excepting to Lessor all Common Areas, defined below. Each of the terms and provisions to be performed by Lessee shall be construed to be both covenants and conditions.

1. TERM: The term of this lease shall be for the period designated in the Summary Provisions, plus the partial month, if any, immediately following commencement of the lease term.

2.       COMMENCEMENT: ADDENDUM, PARAGRAPH 2.

3. RENTAL: Lessee agrees to pay Lessor, in lawful money of the United States of America, without deduction or offset, the amount of rent payable per month as designated in the Summary Provisions in advance on the first day of each month during the lease term. Said amount shall be adjusted pursuant to a cost of living increase as described in this lease. At the signing hereof, Lessee shall pay Lessor rental representing the first full month's rent and any partial month due as designated in the Summary Provisions.

4. SECURITY DEPOSIT: Simultaneously with the execution of this lease, Lessee shall deposit with Lessor the sum designated in the Summary Provisions, as the security deposit. Such security deposit shall be considered as security for obligations, covenants, conditions and agreements under the lease. Upon the expiration of the term hereof (or any renewal or extension thereof in accordance with this lease), Lessor shall (provided that Lessee is not in default under the terms hereof) return and pay back such security deposit to Lessee less such portion thereof as Lessor shall have appropriated to make good any default by Lessee with respect to any of Lessee's aforesaid obligations, covenants, conditions and agreements. In the event of any default by Lessee hereunder during the term of this lease, Lessor shall have the right, but shall not be obligated, to apply all or any portion of the security deposit to cure such default, in which event Lessee shall be obligated promptly to deposit with Lessor the amount necessary to restore the security deposit to its original amount. In the event of the sale or transfer of Lessor's interest in the Building, Lessor shall have the right to transfer the security deposit to such purchaser or transferee, in which event Lessee shall look only to the new Lessor for the return of the security deposit, and Lessor shall thereupon be released from all liability to Lessee for the return of such security deposit, (ADDENDUM, PARAGRAPH 4). Lessor shall not be required to keep Lessee's security deposit in an account separate from Lessor's own accounts.

5.       UTILITIES: ADDENDUM, PARAGRAPH 5.

6. LATE CHARGES: Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. (ADDENDUM, PARAGRAPH
6). The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder or by law. In the event that a late charge is payable hereunder, whether or not collected for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding any other provision of this lease to the contrary.

Lessor:
       ----------/-----------

Lessee:
       ----------/-----------

7. JANITORIAL: Lessee shall provide basic janitorial service on a regular basis for the Premises. Lessor shall provide scavenger service, maintenance of grounds, and cleaning of exterior windows.

8. IMPROVEMENTS: Lessor will provide the Premises as shown on Exhibit C. Lessee shall provide at its expense all furniture, decoration, cabinetry (except wet bars) and other furnishing necessary to Lessees business.

9.           INSURANCE (INCLUDING POSSIBLE RENTAL ADJUSTMENT):

       (A) During the lease term, Lessee shall, at its own expense, maintain in full force a policy or policies of comprehensive liability insurance, including property damage, which insure Lessee, Lessor and Lessor's designees against any or all liability for injury to persons and property and for death of any person or persons occurring in or about the Premises, but in no vent shall the liability under such insurance be less than a combined single limit of $1,000,000. Lessee shall maintain glass insurance coverage on all exterior plate glass in the Premises, or be self insured for same. Lessee shall provide Lessor with copies or certificates of all policies, including in each instance an endorsement providing that such insurance shall not be canceled without ten (10) days prior notice to Lessor.

       (B) During the lease term, Lessor shall, at its own expense, maintain in full force a policy or policies of fire insurance with standard extended coverage endorsement, and with such co-insurance or other clauses as Lessor may determine, covering the building of which the leased Premises form a part and in an amount equal to 100% of the replacement cost of the building. (ADDENDUM, PARAGRAPH 9(C)).

10.          DAMAGE OR DESTRUCTION:

       (A) If less than 25% of the building in which the Premises are located shall be partially or totally destroyed by fire or other casualty insurable under the insurance described above so as to become partially or totally untenantable, and if the same can be repaired or rebuilt for the amount of the insurance proceeds available therefor, such damage shall be repaired or rebuilt promptly by Lessor. (ADDENDUM, PARAGRAPH 10(A)).

       (B) If 25% or more of the building in which the Premises are located shall be destroyed or damaged by fire or other casualty or if the cost to repair exceeds available insurance proceeds, Lessor may elect to rebuild or put said building in good condition within a reasonable time after such destruction or damage, or (ADDENDUM, PARAGRAPH 10(B)(1)). it may give notice terminating this lease as of a date not later than forty-five (45) days after such damage or destruction. (ADDENDUM, PARAGRAPH 10(B)(2)). Unless Lessor elects to terminate this lease, the lease shall remain in full force and effect, and the parties waive the provisions of any law to the contrary, including Sections 1932 and 1934 of the Civil Code of the State of California; however, a just and proportionate part of the rent shall be abated until the Premises are repaired or rebuilt.

       (C) If Lessor should elect or be obligated to repair or rebuild because of any damage or destruction, Lessor's obligation shall be limited to the basic Premises, interior work as covered by the description of Lessor's work in Exhibit "B" and any part of Lessee's work for which an allowance was made; Lessee shall fully repair or replace any other installations originally installed by Lessee at its expense. (ADDENDUM, PARAGRAPH 10(D)).

11.          TAXES AND ASSESSMENTS (INCLUDING POSSIBLE RENTAL ADJUSTMENTS):

       (A) Lessee shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed and which become payable during the lease term upon Lessee's fixtures, furniture, and personal property installed or located in the Premises.

       (B) Lessor will pay in the first instance all real property taxes which may be levied or assessed by any lawful authority against the land and improvements.





LESSOR:
       -----------/-----------
LESSEE:
       -----------/-----------

12. ASSIGNMENT AND SUBLETTING: Without Lessor's written consent, which consent shall not be unreasonably withheld, Lessee shall not assign, mortgage or hypothecate this lease or any interest in this lease, or permit the use of the Premises by any person or persons other than Lessee, or sublet the Premises, or any part of this lease. (ADDENDUM, PARAGRAPH 12(A)) Any rent received by Lessee from its subtenants in excess of the rent payable by Lessee to Lessor under this lease shall be paid to Lessor, or (ADDENDUM, PARAGRAPH 12(A)) any sums to be paid by an assignee to Lessee in consideration of the assignment of this lease shall be paid to Lessor. (ADDENDUM, PARAGRAPH 12(B)) Lessee agrees to sign such documents as may be (ADDENDUM, PARAGRAPH 12(C)) requested in connection with Lessor's assignment to Lenders for financing. No subletting or assignment, even with the consent of Lessor, shall relieve Lessee of its obligation to pay the rent and to perform all of the other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision of this lease or to be a consent to any assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer. Lessee, at the time of requesting an assignment or subletting, shall pay Lessor the sum of One Hundred Fifty Dollars ($150.00) as reimbursement to Lessor for Lessor's costs associated with the review of any such proposed assignment and/or subletting. (ADDENDUM, PARAGRAPH 12(D)).

13. CONTROL OF APPEARANCE, SIGNS AND ADVERTISING MEDIA: Without Lessor's written consent and approval, Lessee shall not install any exterior decoration, paint, build any fences, erect or install any exterior window or door lettering, signs, advertising media or placards, keep or display any merchandise on, or otherwise obstruct, the sidewalks, Common Areas or areaways adjacent to the Premises. Lessee shall not use any advertising or other media objectionable to Lessor, such as loudspeakers, phonographs or radio broadcasts that can be heard outside the Premises. Lessee will have exclusive use of the existing sign monument on Crow Canyon Road. In addition, Lessee will have Lessor's permission to install signage on the Eastern-most location of the building subject to City of San Ramon and owner approval. All signage costs will be at Lessee's sole cost and expense.

14.          REPAIRS, ALTERATIONS AND IMPROVEMENTS:

       (a) Lessor shall keep in good order, condition and repair the building foundations, exterior walls (except for the interior faces), downspouts, gutters and the roof of the Premises, the plumbing and sewage system, and the heating, ventilating and air conditioning equipment in the Premises, except (as to all items) for reasonable use and wear and for any damage caused by any negligent act or omission of Lessee or its employees, agents, invitees, licensees or contractors. Lessor shall not be obligated to repair the exterior or interior of doors, windows, plate glass and/or showcases used on or in the Premises, and damage caused by any casualty or act of God, except as otherwise provided for(ADDENDUM, PARAGRAPH 14(A)).

       (b)   (ADDENDUM, PARAGRAPH 14(B)(1))    Lessee shall keep and maintain
in good order, condition and repair, except for reasonable use and wear, the (ADDENDUM, PARAGRAPH 14(B)(2)) Premises, fixtures, interior walls, floor, ceil-ings and facilities that are within the Premises, including without limitation, all interior building appliances and similar equipment (except heating, ventila-tion and air conditioning equipment), and the exterior and interior portions of doors, windows, plate glass and showcases in the Premises. If Lessor deems any repairs required to be made by Lessee necessary, it may demand that Lessee make them, and if Lessee refuses or neglects to commence such repairs and to complete them with reasonable dispatch, Lessor may make or cause such repairs to be made. If Lessor make or causes repairs to be made, Lessee shall, on demand, immediately pay to Lessor (ADDENDUM, PARAGRAPH 14(B)(3)) cost of the repairs. (ADDENDUM, PARAGRAPH 14(B)(4)).

       (c) Without first obtaining Lessor's written consent, Lessee, its employees, agents, licensees or contractors shall not make or install any alterations, improvements, additions or fixtures that affect the exterior of the Premises or any structural, mechanical or electrical component of the Premises. Lessee shall keep the demised Premises free from any liens arising out of work performed, material furnished or obligation incurred by Lessee.

       (d) All alterations, improvements, additions or fixtures, other than trade fixtures not permanently affixed to realty, that may be made or installed upon the Premises by either of the parties and that in any manner are attached to the floors, walls or ceilings, shall be the property of Lessor, and at the termination of this lease, shall, at the election of Lessor, either remain upon and be surrendered with the Premises as a part of the Premises, without disturbance or injury, or be removed by Lessee (in which case, Lessee shall correct any damage caused by the installation and removal of the improvement or fixture.

       (e) Lessee shall not change window treatments provided by Lessor without the written consent of Lessor.




LESSOR:
       -----------/-----------

LESSEE:
       -----------/-----------
                                       5

15.          LESSOR'S ACCESS TO PREMISES:

       (a) Lessor and its designees shall have the right to enter the Premises at all reasonable hours and, (ADDENDUM, PARAGRAPH 15(A)), to inspect the Premises, to make repairs, additions, alterations to the Premises, the building of which the Premises form a part, or any property owned or controlled by Lessor.

       (b) For a period commencing one hundred eighty (180) days prior to the end of the lease term, Lessor may (ADDENDUM, PARAGRAPH 15(B)), have reasonable access to the Premises for the purpose of exhibiting them to prospective lessees and may post any usual "To Let" or "To Lease" signs upon or about the Premises.

                     (ADDENDUM, PARAGRAPH 15(C))

16. INDEMNITY: Lessee agrees to indemnify and save Lessor harmless from and against any and all claims and expenses, including legal fees, arising from any act, omission or negligence of Lessee, or its contractors, licensees, agents, invitees or employees, or arising from any accident, injury or damage whatsoever caused to any person or property occurring in, on or about the Premises or any part of them, the sidewalks adjoining the Premises, the parking area and from and against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, except any such claim resulting from the intentional act or negligence of Lessor. (ADDENDUM, PARAGRAPH 16)

17. ABANDONMENT: Lessee shall not vacate or abandon the Premises at any time during the term. If Lessee shall abandon, vacate or surrender the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of Lessor, except such property as may be mortgaged to Lessor.

18. COMMON AREAS: The term "Common Areas" means all areas and facilities outside the Premises that are provided and designated by Lessor for general use and convenience of Lessee and other lessees and their respective employees, customers and invitees. Common Areas include, but are not limited to, pedestrian sidewalks, landscaped areas, exterior stairways, corridors, interior stairs, balconies, parking areas, foyers and any room designated for meetings for the use of Lessee and other lessees.

    During the terms of the lease, Lessor shall operate, manage and maintain all Common Areas at its expense. The manner in which such areas and facilities shall be maintained, and the expenditures for maintenance, shall be at the sole discretion of Lessor and the use of such areas and facilities shall be subject to such reasonable regulations and changes as Lessor shall make from time to time including, without limitation, the right to close, if necessary, all or any portion of such Common Areas. Lessor hereby grants to Lessee, during the term of this lease, the right to use, for the benefit of Lessee and Lessee's officers, agents, customers and invitees, in common with others entitled to such use, all Common Areas, subject to any rights, powers and privileges reserved to Lessor.

19.          USE AND COMPLIANCE:

       (a)           (ADDENDUM, PARAGRAPH 19(A))

       (b) Lessee shall not cause or allow the generation, treatment, storage or disposal of hazardous/infectious substances (as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (CERCLA), the Superfund Amendments and Reauthorization Act of 1986 (SARA), any subsequent amendments thereto, and/or any similar state or local legislation in effect in the state where the Premises are located) at the Premises except in accordance with the local, state, and federal statutes and regulations. Lessee shall immediately notify Lessor of any hazardous/infectious substances to be used, generated or discharged from the Premises. If any such substances shall be present on the Premises, (ADDENDUM, PARAGRAPH 19(B)(1)) Lessee shall submit to Lessor detailed plans for the handling, storage and disposal of such substances; shall comply with any reasonable regulations for handling of such substances, including use of specifically provided waste management systems; and shall comply with all requirements of the Resource Conservation and Recovery Act and any applicable state law for disposal of such substances. Failure to comply with any of the above requirements shall be considered a default under this lease and cause for immediate termination. Lessee shall indemnify Lessor and hold it harmless from and against any and all other liability, judgments, fines, settlements, costs or expenses (including counsel fees) sustained by Lessor to the extent resulting from any (ADDENDUM, PARAGRAPH 19(B)(2)) Lessee which brings about an action brought pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (CERCLA), the Superfund Amendments and Reauthorization Act of 1986 (SARA), any subsequent amendments thereto, and/or any similar state or local legislation. (ADDENDUM, PARAGRAPH 19(B)(3)) This provision and Lessee's (ADDENDUM, PARAGRAPH 19(B)(4)) obligations hereunder shall survive any termination of the lease agreement.




LESSOR:
       -----------/-----------

LESSEE:
       -----------/-----------
                                       6

       (c) Lessee and Lessee's agents, employees, contractors, invitees and licensees shall observe faithfully and comply strictly with all reasonable (ADDENDUM, PARAGRAPH 19(C)) rules and regulations promulgated by Lessor at any time and from time to time for the general well-being, safety, care and cleanliness of the Premises and the Common Areas.

20. CONVEYANCE BY LESSOR: If during the term of this lease, Lessor shall sell its interest in the Premises, from and after the effective date of the sale, Lessor shall be released and discharged from any and all obligations and responsibilities under this lease accruing or arising after the date. (ADDENDUM, PARAGRAPH 20)

21.          CONDEMNATION:

       (A) If title to all the Premises is taken for any public or quasi-public use by right of eminent domain or by private purchase in lieu of eminent domain or if title to a portion of the Premises is taken and a reasonable amount of reconstruction of the Premises will not result in the Premises being a practical improvement and reasonably suitable for Lessee's continued occupancy for the uses and purposes for which the Premises are leased, in either such event, Lessor or Lessee may, upon written notice given within thirty (30) days after the date that possession of the Premises or a part thereof is taken, terminate this lease. If any part of the Premises shall be so taken and the remaining part of the Premises (after reconstruction of the then-existing building in which the Premises are located) is reasonably suitable for Lessee's continued occupancy for the purposes and uses for which the Premises are leased, this lease shall terminate, as to the part so taken, and the rent shall be reduced in the same proportion that the floor area of the portion of the Premises so taken (less any additions to the Premises by reconstruction) bears to the original floor area of the Premises. If the net amount of condemnation proceeds available to Lessor are sufficient to rebuild or restore the Premises not taken (ADDENDUM, PARAGRAPH 21(A)(1)), Lessor shall, at its own cost and expense, make all necessary repairs or alterations to the building in which the Premises are located so as to constitute that portion of the building not taken as a complete merchandising unit. (ADDENDUM, PARAGRAPH 21(A)(2)) If the net amount of condemnation proceeds available to Lessor are insufficient to rebuild or restore the Premises as aforesaid, Lessor shall have the right to elect to terminate this lease upon written notice to Lessee. (ADDENDUM, PARAGRAPH 21(A)(3))

       (B) Lessee shall not be entitled to share in any portion of the award, and Lessee hereby expressly waives any right or claim to any part thereof. All compensation awarded or paid upon a total or partial taking of the Premises shall belong to Lessor, whether such compensation be awarded or paid as compensation for diminution in value of the leasehold or of the fee. Lessee shall, however, have the right to claim and recover, only from the condemning authority and not from Lessor, any amount necessary to reimburse Lessee for the cost of removing stock and fixtures. (ADDENDUM, PARAGRAPH 21(B))

       (C) Each party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this agreement.

22.          DEFAULT: REMEDIES:

       (A) The occurrence of any of the following shall constitute a material default and breach of this lease by Lessee: (i) any failure by Lessee to pay rent or any other monetary sums required to be paid hereunder(ADDENDUM, PARAGRAPH 22(A)(1)); (ii) a failure by Lessee to observe and perform any other provision of this lease to be observed or performed by Lessee, where such failure continues for (ADDENDUM, PARAGRAPH 22(A)(2)) days after written notice thereof by Lessor to Lessee(ADDENDUM, PARAGRAPH 22(A)(3)); (iii) the making by Lessee of any general assignment or general arrangement for the benefit of creditors; (iv) the filing by or against Lessor of a petition to have Lessee adjudged bankrupt or of a petition for reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition against Lessee, the same is dismissed within sixty (60) days; (v) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this lease, where possession is not restored to Lessee within thirty (30) days; or (vi) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in the lease where such seizure is not discharged within thirty (30) days. (ADDENDUM, PARAGRAPH 22(A)(4))

       (B) In the event of any such material default or breach by Lessee, Lessor may, at any time thereafter without limiting Lessor in the exercise of any right or remedy at law or in equity which Lessor may have by reason of such default or breach: (i) maintain this lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Lessee's right to possession irrespective of whether Lessee shall have abandoned the Premises. In the event Lessor elects not to terminate the lease, Lessor shall have the right to attempt to re-let the Premises at such rent and upon such conditions and for such a term, and to do all acts necessary to maintain or preserve the Premises as Lessor deems responsible and necessary without being deemed to have elected to terminate the lease, including removal of all




LESSOR:
       -----------/-----------

LESSEE:
       -----------/-----------         7
persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. In the event any such re-letting occurs, this lease shall terminate automatically upon the new lessee taking possession of the Premises. Notwithstanding that Lessor fails to elect to terminate the lease initially, Lessor at anytime during the term of this lease may elect to terminate this lease by virtue of such previous default of Lessee; (ii) terminate Lessee's right to possession by any lawful means, in which case this lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default, including without limitation thereto, the following: (1) the worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus (2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that is proved could have been reasonable avoided; plus (3) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that is proved could be reasonably avoided; plus (4) any other amount necessary to compensate Lessor for all the detriment proximately caused by Lessee's failure to perform its obligations under this lease or which in the ordinary course of events would be likely to result therefrom; including without limitation the cost of restoring the Premises to a marketable condition which may involve destruction of certain tenant improvements and reconstruction of other tenant improvements; plus (5) at Lessor's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State law. Upon any such re-entry Lessor shall have the right to make any reasonable repairs, alterations or modifications to the Premises which Lessor in its sole discretion deems reasonable and necessary.
As used in (1) and (2) above, the "worth at the time of award" is computed by allowing interest at the rate of ten percent (10%) per annum from the date of default. As used in (3) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank at the time of award plus one percent (1%). The term "rent" as used in this subparagraph shall be deemed to be and to mean the rent to be paid pursuant to this lease and all other monetary sums required to be paid by Lessee pursuant to the terms of this lease. (ADDENDUM, PARAGRAPH 22(B)

23. ATTORNEY'S FEES: In the event an action is brought to enforce or interpret the provisions hereof, the prevailing party shall be entitled to attorney's fees in an amount fixed by Court.

24.          SUBORDINATION AND ESTOPPEL CERTIFICATES:

       (a) (ADDENDUM, PARAGRAPH 24(A)(1))This lease, at Lessor's option, shall be subordinate to the lien of any mortgage or deed of trust subsequently placed upon the real property of which Premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, replacements and extensions thereof; provided, however, that as to the lien of any such deed of trust or mortgage, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all the provisions of this lease, unless this lease is otherwise terminated pursuant to its terms. In the event any proceedings are brought for foreclosure or in the event of the exercise of the power of sale under any mortgage or deed trust made by Lessor covering the demised Premises (ADDENDUM, PARAGRAPH 24(A)(2)), Lessee shall attorn to the purchaser upon any such foreclosure or sale and shall recognize such purchaser as the Lessor under this lease.

       (b) Lessee shall, at any time and from time to time, without cost or charge to Lessor, upon not less than ten (10) days prior written request by Lessor, execute, acknowledge and deliver to Lessor a statement in writing certifying that this lease is unmodified and in full force and effect (or if there have been modifications, that the same are in full force and effect as modified and stating the modification) and, if so, the dates to which the fixed rent and any other charges have been paid in advance, it being intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or encumbrancer (including assignees) of the Premises.

25.          HOLDING OVER AND SURRENDER:

       (a) If Lessee should remain in possession of the Premises after the expiration of the lease term without executing a new lease, such holding over shall be construed as a tenancy from month-to-month subject to all the conditions, provisions and obligations of this lease insofar as the same are applicable to a month-to-month tenancy, at a rate equal to (ADDENDUM, PARAGRAPH 25(A)), of the monthly rental in effect at the time, payable in advance on the first day of each and every month.

       (b) On the last day or sooner termination of the lease term, Lessee shall surrender the Premises, broom clean, in good condition and repair (reasonable wear and tear excepted) together with all alterations, additions and improvements that have been made in, to or on the Premises with the consent of Lessor. Within (ADDENDUM, PARAGRAPH 25(B)), days before the end of the lease term, Lessor shall notify Lessee whether Lessor desires to have the Premises or any part of the




LESSOR:
       -----------/-----------

LESSEE:
       -----------/-----------         8

Premises restored to their condition when the Premises were delivered to Lessee, and if Lessor shall so desire, Lessee shall restore the Premises at the end of the lease term at Lessee's sole cost and expense. If Lessee fails to remove any of its property from the Premises at the end of the term, all property not removed shall be deemed abandoned by Lessee. If the Premises be not surrendered at the end of the lease term, Lessee shall be responsible for and shall indemnify Lessor against loss or liability resulting from delay by Lessee in surrendering the Premises, including without limitation, any claims made by the succeeding lessee.

26. COMMISSIONS: Lessor shall be responsible for paying any cost, expense, liability or commission to Oakridge Management Company and Kerry and Associates with respect to the negotiation of this lease.

27. NOTICES: All notices and demands under this lease by either party to the other shall be in writing and shall be sufficiently given and served upon the other party if sent by certified mail, return receipt requested, postage prepaid or by overnight courier and addressed as indicated in the Summary Provisions. Such notices and demands shall be deemed effective upon the earlier of (a) the date shown as delivered on the receipt, and (b) the date which it three (3) days after mailing. Either party may designate a different address upon three (3) days written notice.

28. LIMITATION OF LIABILITY: Lessee agrees that the liability of Lessor to Lessee under this lease is limited solely to the assets of the general partnership which owns the building and that the partners thereof shall have no personal liability under this lease. Lessee covenants and agrees to look solely to the assets of the general partnership for the satisfaction of any liability of Lessor to Lessee under this lease and Lessee agrees not to bring any action asserting personal liability of the partners of said general partnership. (ADDENDUM, PARAGRAPH 28),

29.          MISCELLANEOUS:

       (a) One or more waivers, consents or approvals by Lessor (ADDENDUM, PARAGRAPH 29(A)), of any breach of any covenant or condition shall not be construed as a waiver of any subsequent breach or as a consent or approval to the same or any other covenant or condition.

       (b) Whenever the singular number or plural number is used, when required by the context, each shall include the other; and the masculine, feminine and neuter genders shall include the others. The word "person" shall include without limitation a corporation, firm or association. If there is more than one Lessee, the obligations imposed under this lease upon Lessee shall be joint and several.

       (c)           Time is of the essence of each term and provision hereof.

       (d) This lease constitutes the entire agreement between the parties hereto and supersedes all prior communications. Neither party has made or relied upon any agreement, warranty, representation, promise or statement, oral or written, not expressly included herein. No change in this lease shall be valid unless it is writing and signed by Lessor and Lessee.

       (e) If Lessor does not increase rents for authorized rental adjustments under the terms of this lease agreement, it does not waive its right of doing so. Upon three days written notice, rent may be adjusted up to the allowed rent authorized retroactively and from the date of notice through the duration of the lease.

       (f) Lessee acknowledges that neither Lessor nor any broker, agent, or employee of Lessor has made any representations or promises with respect to any manner or thing affecting or relating to the Premises or the Common Areas except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Lessee except as herein expressly provided. Lessee acknowledges that the taking of the possession of the Premises shall be conclusive evidence that the Premises and the Common Areas were in good and satisfactory condition at the time such possession was so taken, except as to latent defects, if any.

30.          COST OF LIVING INDEX INCLUDING POSSIBLE RENTAL ADJUSTMENT:
Commencing for the first month of the third lease year and on each anniversary thereafter for the duration of this lease, the amount of the monthly rental set forth in this lease shall be subject to an adjustment. For each year after the second full year, the monthly rental shall be adjusted upward only in the same percentage proportion that the revised Consumers Price Index for All Urban Consumers (1982-84=100) for the San Francisco-Oakland area as published bi-monthly by the U.S. Department of Labor, Bureau or Labor Statistics, shall increase over such index for the month in which this lease commenced as designated in the Summary Provisions. The rent so fixed and adjusted shall be the rent for each year period commencing with the date on which said rent is to be adjusted as herein provided. If the official monthly "BLS Consumer's Price Index" is not available for use as a cost of living index for the month described for use as the basis for the rent adjustments, it is agreed that the "BLS Consumer's Price Index" as issued and published for the earliest




LESSOR:
       -----------/-----------

LESSEE:
       -----------/-----------         9
preceding months shall be used for determining such basic rent adjustments. In the event that at any time during the term hereof the United States Bureau of Labor Statistics shall discontinue the issuance of the "BLS Consumer's Price Index," then in such event the parties hereto shall use such other standard nationally recognized cost of living index that is then issued and available.

    Commencing on the first month of the second lease year and on each anniversary thereafter the amount of monthly rental set forth in this lease shall be subject to adjustment as follows:

             Months  1 - 12:     $7,500.00 per month
             Months 13 - 24:     $8,000.00 per month
             Months 25 - 36:     CPI Increase Capped @ 5%
             Months 37 - 48:     CPI Increase Capped @ 5%
             Months 49 - 60:     CPI Increase Capped @ 5%

31.          PARKING: (ADDENDUM, PARAGRAPH 31)

32. EXHIBITS: The following Exhibits in the printed text of the lease are attached and are made part of this lease (if none, indicate so):

(ADDENDUM, PARAGRAPH 32,33,34)

             EXHIBIT A:           SPACE PLAN
             EXHIBIT B:           OPTION TO EXTEND
             EXHIBIT C:           CONSTRUCTION OBLIGATIONS



                          SIGNATURES APPEAR ON PAGE 2




LESSOR:
       -----------/-----------

LESSEE:
       -----------/-----------



                                   EXHIBIT A

SPACE PLAN
2821 Crow Canyon Road
Suite 100
San Ramon, CA


                < Table >


/s/ RMK

                                   EXHIBIT B


                          OPTION TO EXTEND LEASE TERM




    Provided that Lessee is not then in default, Lessee shall have three (3) five (5) year options to extend this lease term as indicated in the Summary Provisions, provided that Lessee has provided Lessor with written notice of such exercise not more than 365 and not less than 180 days prior to the expiration of the original or extended term of the lease. The rental for the first year of the extended term shall be negotiated and mutually agreed upon by Lessor and Lessee. The notice of exercise of option shall contain Lessee's
option of the rental rate for the first year of the option term.   Lessor and
Lessee shall have sixty (60) days in which to reach an agreement of the rental value for the first year of the extension term. In the event that Lessor and Lessee do not reach an agreement during the described sixty (60) day period, Lessee may accede to Lessor's position (ADDENDUM, EXHIBIT B), or may request an appraisal process in order to determine the fair market rental value. In the event of such a request, Lessor and Lessee shall each select an appraiser or real estate broker with at least five (5) years of experience in the San Ramon office market. These two appraisers or brokers shall select a third appraiser or broker and these three individuals shall submit their respective determinations as to fair market rental value and schedule of escalations within thirty (30) days of the appointment of the third appraiser or broker. The fair market rental value of the Premises shall be deemed to be the average of the three determinations. The cost for the appraisal process shall be paid in equal shares by Lessor and Lessee, but neither Lessor nor Lessee shall be obligated to pay more than $1,000.




LESSOR:
       -----------/-----------
LESSEE:
       -----------/-----------
                                       11

                                   EXHIBIT C

                            CONSTRUCTION OBLIGATIONS





    Lessor will turn-over Premises to Lessee in an "as-is" condition. Any and all repairs or modifications to the Premises shall be at Lessee's sole cost and expense.

Should Lessee commence improvements to Premises, all terms and conditions of Paragraph 14 shall apply.


LESSOR:
       ------------/------------

LESSOR:
       ------------/------------

BAYBLEAS.REV


                               ADDENDUM TO LEASE


         This ADDENDUM ("Addendum") is made and entered into by and between Oak Creek Plaza Associates, a California general partnership ("Lessor") and Bay Bank of Commerce ("Lessee"), and is dated as of the date set forth on the first page of the Office Lease dated July 18, 1996 to which this Addendum is attached (the "Lease").

         I.B.    Lessor and Lessee agree that the usable and rentable area of the Premises, and the rentable area of the Building for all purposes under this Lease, are as specified above.

         I.C.    and any other legally permitted use.

2.       COMMENCEMENT:    The term of this lease, and leasee's obligation to
pay rent, shall commence on November 1, 1996. Upon execution of this lease by lessor and Lessee, and receipt of cashiers checks by lessor in the total principal amount of $16,500 (security deposit of $9,000 and November 1996 rent of $7,500), the lessor shall immediately give the Lessee the keys to the Premises and the Lessee shall occupy the Premises rent free until November 1, 1996.

         Notwithstanding anything to the contrary contained herein, Lessee shall have the right to occupy and commence business from the Premises prior to the Lease Commencement Date provided that a certificate of occupancy, if required, or its equivalent shall have been issued by the appropriate governmental authorities for the Premises, and all of the terms and conditions of this Lease shall apply, other than Lessee's obligation to pay any rental as though the Lease Commencement Date had occurred.

         4. , provided that such purchaser or transferee acknowledges receipt of the security deposit in writing.

5.       UTILITIES:   Lessor shall pay for all HVAC (heating, ventilating and
air conditioning) services for Premises. Lessee shall pay for all light and power for Premises, together with any taxes thereon, as are separately metered on meter #DJN 51-47402-4. Lessee shall also pay for all telephone and other utilities and services supplied to the Premises.

                 Lessee shall be permitted ready access to the Building telephone room(s) and the Building telephone riser closet(s) and space in such room(s) and closet(s) for the installation and repair of Lessee' telecommunications and telephone cabling.

         6. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within fifteen (15) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 3% of such overdue amount.

         9(c).   Notwithstanding anything to the contrary contained in this
Lease, Lessor and Lessee agree to have their respective insurance companies issuing property damage insurance waive any rights of subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance carried by Lessor and Lessee, respectively, is not invalidated thereby. As long as such waivers of subrogation are contained in their respective insurance policies, Lessor and Lessee hereby waive any right that either may have against the other on account of any loss or damage to their respective property to the extent such loss or damage is insurable under policies of insurance for fire and all risk coverage, theft, public liability, or other similar insurance.

         10(a). Notwithstanding anything to the contrary contained herein, if the Premises is damaged such that the remaining portion thereof is not sufficient to allow Lessee to conduct reasonably normal business operations from such remaining portion, or the repair of the Premises prevents Lessee from conducting its normal business operations from the Premises, or any portion thereof, and Lessee does not conduct its business operations therefrom, Lessor shall allow Lessee a proportionate abatement of rent and any other charges payable by Lessee hereunder during the time and to the extent Lessee cannot and does not conduct its normal business operations in the Premises. All repair and reconstruction of the Premises by Lessor pursuant to this Paragraph 10 shall be deemed to mean restoration to substantially the same condition of the Building prior to the casualty.

         10(b)(1).        (provided Lessor terminates the leases of lessees
(including Lessee) occupying at least sixty-six and two-thirds percent (66 2/3%) of the rentable square footage of the Building and Lessor does not, in good faith, intend to relet such space so terminated for a period of twelve
(12) months after such termination)





LESSOR:
       ___________/___________

LESSEE:
       -----------/-----------

10(b)(2).        (in which case Lessee shall have sixty (60) days to vacate the
Premises).

         10(d). Notwithstanding anything to the contrary contained herein, if Lessor does not elect to terminate this Lease pursuant to Lessor's termination right as provided above and (i) Lessor's and Lessee's repairs cannot be completed within one hundred eighty (180) days after the date of damage, or
(ii) the Premises or the Building is destroyed during the last six months of the term, as may be extended, to such an extent that Lessee is unable to conduct reasonably normal business operations therein for more than thirty (30) days, Lessee may elect not later than thirty (30) days after the date of damage to terminate this Lease upon written notice to Lessor effective upon the date specified in the notice.

         12(a).  Fifty percent (50%) of

         12(b). The amounts to be paid by Lessee to Lessor pursuant to the preceding sentence shall be calculated after deducting (i) the rent payable by Lessee to Lessor hereunder in connection with such portion of the Premises to be sublet or assigned; (ii) any improvement allowance or other economic concession paid by Lessee to the sublessee or assignee; (iii) any brokerage commission actually paid in connection with the assignment or sublease; (iv) reasonable attorneys' fees in connection with the assignment or sublease; (v) any actual cost to buy-out or take over the previous lease of an assignee or sublessee; and (vi) any changes, alterations and improvements to the Premises in connection with the transfer.

         12(c).  reasonably

         12(d). Notwithstanding anything to the contrary contained in this Paragraph 12, (i) an assignment or subletting of all or a portion of the Premises to an affiliate of Lessee (an entity which is controlled by, controls, or is under common control with, Lessee) ("Affiliate"), or to a purchaser of all or substantially all of the assets of Lessee or an Affiliate, or (ii) a transfer, by law or otherwise, in connection with the merger, consolidation or other reorganization of Lessee or an Affiliate, shall not be deemed a transfer requiring Lessor's consent or payment of any sums under this Paragraph 12, provided that Lessee notifies Lessor of any such assignment or sublease and such assignment or sublease is not a subterfuge by Lessee to avoid its obligations under this Lease. "Control," as used in this Paragraph 12, shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, or ownership of any sort, whether through the ownership of voting securities, by contract or otherwise. Lessee warrants that any assignment will be limited to an entity whose equity capital will be substantially equal to or greater than that of Lessee.

         14(a).  in Paragraph 10

         14(b)(1).        Except as set forth as Lessor's obligations above,

         14(b)(2).        non-structural, non-systems portions of the

         14(b)(3).        Lessor's actual, reasonable, out-of-pocket

         14(b)(4).        If Lessee deems any repairs required to be made by
Lessor necessary, it may demand that Lessor make them, and if Lessor refuses or neglects to commence such repairs and to complete them with reasonable dispatch, Lessee may make or cause such repairs to be made. If Lessee makes or causes repairs to be made, Lessor shall, on demand, immediately pay to Lessee, Lessee's actual, reasonable, out-of- pocket cost of the repairs.

         15(a).   upon at least forty-eight (48) hours' prior written notice to
Lessee (except in the case of emergencies)

    15(b).  upon at least forty-eight (48) hours' prior written notice to Lessee

         15(c). Lessee, its employees, agents and invitees shall have access to the Premises twenty- four (24) hours per day, seven (7) days per week.

         16. Lessor agrees to indemnify and save Lessee harmless from and against any and all claims and expenses, including legal fees, arising from any act, omission or negligence or Lessor, or its contractors, licensees, agents, invitees or employees, or arising from any accident, injury or damage whatsoever caused to any person or property occurring in, on or about the Building or any part thereof, the sidewalks, Common Areas and the parking area, and from and against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, except any such claim resulting from the intentional act or negligence of Lessee.





LESSOR:
       -----------/-----------

LESSEE:
       -----------/-----------
                                       14

         19(a). The use by lessee of the premises shall be in lawful, careful, safe and proper manner, and lessee shall not do or permit anything to be done in or about the Premises that would increase the rate of affect any fire or other insurance covering the Premises. Lessee shall not permit the same to be used for any unlawful purpose nor shall Lessee commit or suffer any waste. Lessor shall at its own cost and expense promptly observe, comply with and execute all present and future orders, regulations, rules, laws, ordinances and requirements of all governmental authorities (including the Americans with Disabilities Act) and the board of fire underwriters, arising out of, or connected with the use or occupancy of the Premises (collectively, "Laws"); provided, however, that Lessee hereby covenants and agrees that if such compliance is required in the Premises, or on a floor of the Building on which the Premises are located, and such compliance relates to Lessee's alterations, additions or improvements in the Premises, or is required as a result of Lessee's non-general office use of the Premises, Lessee shall be responsible for the cost of causing, and Lessee shall cause, the Premises and the Building on the floor(s) on which the Premises are located to comply with such Laws. Lessor represents and warrants that as of the Lease Commencement Date Lessor has no knowledge of any violation of any applicable Laws respecting the Premises. All doors are for the purposes of access only. When not in use for said purpose, doors shall be kept closed for heating and air conditioning purposes. Thermostats for mechanical equipment are to be operated by Lessor only; provided, however, that Lessor shall maintain a temperature within the Premises which is reasonably acceptable to Lessee. All lights under control of Lessee shall be turned off by Lessee when not in use.

         19(b)(1).        and shall have been brought to the Premises by
Lessee,

         19(b)(2).        hazardous substances brought to the Premises by

         19(b)(3).        Lessor shall indemnify Lessee and hold it harmless
from and against any and all other liability, judgments, fines, settlements, costs or expenses (including counsel fees) sustained by Lessee to the extent resulting from any hazardous substances not brought to the Premises by Lessee.

         19(b)(4).        and Lessor's

         19(c).  , nondiscriminatory

         20.     of such transfer

         21(a)(1).        to substantially the same condition existing prior to
the condemnation

         21(a)2).         If any portion of the Premises shall be taken, and
this Lease shall not be terminated, all rent shall be proportionally abated.

         21(a)(3).        giving Lessee ninety (90) days to vacate the
Premises.

         22(a)(1).        within three (3) business days after receipt of
notice from Lessor that the same is due

         22(a)(2).        thirty (30)

         22(a)(3).        ; provided, however, if the nature of such default is
such that the same cannot reasonably be cured within a thirty (30)-day period, Lessee shall not be deemed to be in default if it commences such cure within such period and thereafter diligently prosecutes such cure to completion

         22(a)(4).        (vii)  If Lessee vacates Premises in excess of six
months.

         22(b). Notwithstanding anything to the contrary contained in this Paragraph 22, Lessor shall only have the remedies set forth above in this Paragraph 22(b) to the extent permitted by applicable law.

         24(a)(1).        Provided that Lessor delivers to Lessee a
non-disturbance agreement in form and substance acceptable to Lessee from any holder of any mortgage or deed of trust placed upon the real property of which the Premises are a part,

         24(a)(2).        so long as the non-disturbance agreement described
above has been provided to Lessee,

         25(a).  110%

         25(b).  one hundred fifty (150)





LESSOR:
       -----------/----------

LESSEE:
       -----------/----------
                                       15

         28. Further, Lessor agrees that, notwithstanding anything in this Lease to the contrary, and notwithstanding any applicable law to the contrary, the obligations of Lessee under this Lease do not constitute personal obligations of the individual partners, directors, officers or shareholders of Lessee, and Lessor will not seek recourse against any individual partners, directors, officers or shareholders of Lessee or any of their personal assets for satisfaction of any liability of Lessee in respect of this Lease.

         29(a).  or Lessee

31.      PARKING:         Lessor will designate the seven (7) parking spaces
located immediately adjacent to the West entrance of Premises, as spaces reserved specifically for patrons of Lessee.

         32. LEASE SUBJECT TO REGULATORY APPROVAL: Notwithstanding anything to the contrary contained in this Lease, and notwithstanding the execution of this Lease by Lessee and/or Lessor, this Lease shall not become effective unless and until Lessee receives all state and federal regulatory approvals for its proposed branch to be located at the Premises.

         33. MINIMIZATION OF INTERFERENCE: Notwithstanding the foregoing, Lessor agrees that the exercise of any of the rights set forth herein shall not prevent ingress to and egress from the Premises or otherwise interfere with Lessee's exercise of any of Lessee's rights under this Lease or Lessee's use of the Premises as permitted under this Lease and that Lessor shall use commercially reasonable efforts to cause any of such rights set forth herein to be performed or carried out so as not to adversely interfere with Lessee's normal business functions.

         34. REASONABLENESS AND GOOD FAITH: Neither Lessor nor Lessee shall unreasonably withhold or delay any consent, approval or other determination provided for hereunder. Furthermore, whenever the Lease grants Lessor or Lessee the right to take action, exercise discretion, establish rules and regulations, make allocations or other determinations, or otherwise exercise rights or fulfill obligations, Lessor and Lessee shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated lessor and a sophisticated lessee concerning the benefits to be enjoyed under this Lease.

         EXHIBIT B.       , withdraw its election to extend

                 To the extent that the provisions of the Addendum are inconsistent with the terms and conditions of the Lease, the terms and conditions of this Addendum shall control.


                                        LESSOR:

                                        OAK CREEK PLAZA ASSOCIATES,
                                        a California general partnership

Dated: 7/31/96                     By: /s/ William G. Smith
      ----------------------          ----------------------------------------
                                                  Managing Partner


                                        LESSEE:

                                        BAY BANK OF COMMERCE


Dated: 7/31/96                     By: /s/ Richard M. Kahler
      ----------------------          ----------------------------------------
                                                   President & CEO





                                       16